1997 TERM CREDIT AGREEMENT


                                      among
                     DATA TRANSMISSION NETWORK CORPORATION,
                          FIRST NATIONAL BANK OF OMAHA,
                      FIRST NATIONAL BANK, WAHOO, NEBRASKA,
                                    NBD BANK,
                          NORWEST BANK NEBRASKA, N.A.,
                           THE SUMITOMO BANK, LIMITED,
                       MERCANTILE BANK OF ST. LOUIS, N.A.,
                        FIRST BANK, NATIONAL ASSOCIATION,
                                BANK OF MONTREAL
                                       and
                              LASALLE NATIONAL BANK

                                TABLE OF CONTENTS

  I.         DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . .  5

 II.         TERM FACILITY. . . . . . . . . . . . . . . . . . . . . . . . . . 12
             2.1      Term Credit . . . . . . . . . . . . . . . . . . . . . . 12
             2.2      Acquisition Term Notes. . . . . . . . . . . . . . . . . 12
             2.3      Payments. . . . . . . . . . . . . . . . . . . . . . . . 13
             2.4      Fees. . . . . . . . . . . . . . . . . . . . . . . . . . 13
             2.5      Payment . . . . . . . . . . . . . . . . . . . . . . . . 13
             2.6      Prepayment. . . . . . . . . . . . . . . . . . . . . . . 13
             2.6A     Permitted Prepayments to Broadcast Partners . . . . . . 14
             2.7      Security  . . . . . . . . . . . . . . . . . . . . . . . 14
             2.8      Related Loan Agreements . . . . . . . . . . . . . . . . 14

III.         [INTENTIONALLY OMITTED]. . . . . . . . . . . . . . . . . . . . . 14

 IV.         REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . 14
             4.1  Corporate Existence. . . .  . . . . . . . . . . . . . . . . 14
             4.2  Corporate Authority. . . .  . . . . . . . . . . . . . . . . 14
             4.3  Validity of Agreements. . . . . . . . . . . . . . . . . . . 15
             4.4  Litigation  . . . . . . . . . . . . . . . . . . . . . . . . 15
             4.5  Governmental Approvals. . . . . . . . . . . . . . . . . . . 15
             4.6  Defaults Under Other Documents. . . . . . . . . . . . . . . 15
             4.7  Judgments . . . . . . . . . . . . . . . . . . . . . . . . . 15
             4.8  Compliance with Laws  . . . . . . . . . . . . . . . . . . . 15
             4.9  Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
             4.10 Collateral  . . . . . . . . . . . . . . . . . . . . . . . . 16
             4.11 Pension Benefits. . . . . . . . . . . . . . . . . . . . . . 16
             4.12 Margin Regulations  . . . . . . . . . . . . . . . . . . . . 16
             4.13 Financial Condition . . . . . . . . . . . . . . . . . . . . 16

 V.          COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
             5.1  Financial Reports . . . . . . . . . . . . . . . . . . . . . 17
             5.2  Corporate Structure and Assets. . . . . . . . . . . . . . . 18
             5.3  Net Worth . . . . . . . . . . . . . . . . . . . . . . . . . 19
             5.4  Indebtedness. . . . . . . . . . . . . . . . . . . . . . . . 19
             5.5  Use of Proceeds   . . . . . . . . . . . . . . . . . . . . . 19
             5.6  Notice of Default   . . . . . . . . . . . . . . . . . . . . 19
             5.7  Distributions  . . . . . . . . . . . . . . . . . . . . . . .20
             5.8  Compliance with Law and Regulations. . . . . . . . . . . . .20
             5.9  Maintenance of Property; Accounting;
                       Corporate Form; Taxes; Insurance. . . . . . . . . . . .20

                                       2

                                     - 182 -

             5.10 Inspection of Properties and Books  . . . . . . . . . . . . 21
             5.11 Guaranties. . . . . . . . . . . . . . . . . . . . . . . . . 21

             5.12 Collateral. . . . . . . . . . . . . . . . . . . . . . . . . 21
             5.13 Name; Location  . . . . . . . . . . . . . . . . . . . . . . 22
             5.14 Notice of Change in Ownership or Management . . . . . . . . 22
             5.15 Interest Coverage . . . . . . . . . . . . . . . . . . . . . 22
             5.16 Subordinated Debt . . . . . . . . . . . . . . . . . . . . . 22
             5.17 Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . 23
             5.18 Amendments to Purchase Agreement. . . . . . . . . . . . . . 23
             5.19 Capital Expenditures. . . . . . . . . . . . . . . . . . . . 23
             5.20 Acquisitions. . . . . . . . . . . . . . . . . . . . . . . . 23

 VI.         CONDITIONS PRECEDENT . . . . . . . . . . . . . . . . . . . . . . 23
             6.1  Closing Conditions  . . . . . . . . . . . . . . . . . . . . 23

VII.         DEFAULTS AND REMEDIES. . . . . . . . . . . . . . . . . . . . . . 24
             7.1  Events of Default . . . . . . . . . . . . . . . . . . . . . 24
             7.2  Remedies. . . . . . . . . . . . . . . . . . . . . . . . . . 26

VIII.        INTER-CREDITOR AGREEMENTS. . . . . . . . . . . . . . . . . . . . 28
             8.1  FNB-O as Servicer . . . . . . . . . . . . . . . . . . . . . 28
             8.2  Application of Payments   . . . . . . . . . . . . . . . . . 28
             8.3  Liability of FNB-O. . . . . . . . . . . . . . . . . . . . . 29
             8.4  Transfers . . . . . . . . . . . . . . . . . . . . . . . . . 30
             8.5  Reliance. . . . . . . . . . . . . . . . . . . . . . . . . . 30
             8.6  Relationship of Lenders . . . . . . . . . . . . . . . . . . 30
             8.7  New Lenders . . . . . . . . . . . . . . . . . . . . . . . . 30
             8.8  Broadcast Partners  . . . . . . . . . . . . . . . . . . . . 30

 IX.         MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . 30
             9.1  Entire Agreement  . . . . . . . . . . . . . . . . . . . . . 31
             9.2  Governing Law . . . . . . . . . . . . . . . . . . . . . . . 31
             9.3  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . 31
             9.4  Headings  . . . . . . . . . . . . . . . . . . . . . . . . . 31
             9.5  Counterparts. . . . . . . . . . . . . . . . . . . . . . . . 31
             9.6  Survival; Successors and Assigns  . . . . . . . . . . . . . 31
             9.7  Severability  . . . . . . . . . . . . . . . . . . . . . . . 31
             9.8  Assignment  . . . . . . . . . . . . . . . . . . . . . . . . 31
             9.9  Amendments  . . . . . . . . . . . . . . . . . . . . . . . . 31

Exhibit  A:  Form of Notes
Exhibit  B:  Officer's Certificate
Schedule A:  Permitted Encumbrances

                           1997 TERM CREDIT AGREEMENT


         This 1997 Term Credit Agreement (the "Agreement"), entered into as of the 26th day of February, 1997, amends and restates the 1996 Term Credit Agreement entered into as of the 3rd day of May, 1996, among DATA TRANSMISSION NETWORK CORPORATION, a Delaware corporation having its principal place of business at Suite 200, 9110 West Dodge Road, Omaha, Nebraska 68114 (the "Borrower"), FIRST NATIONAL BANK OF OMAHA, a national banking association having its principal place of business at One First National Center, Omaha, Nebraska 68102 ("FNB-O"), FIRST NATIONAL BANK, WAHOO, NEBRASKA, a national banking association having its principal place of business at Wahoo, Nebraska 68066 ("FNB-W"), NBD BANK, a bank organized under the laws of the State of Michigan and having its principal place of business at 611 Woodward Avenue, Detroit,
Michigan 48226 ("NBD"), NORWEST BANK NEBRASKA, N.A., a national banking association having its principal place of business at 20th and Farnam Streets, Omaha, Nebraska 68102 ("Norwest"), THE SUMITOMO BANK, LIMITED, a Japanese bank being represented by its office at 200 North Broadway, Suite 1625, St. Louis, Missouri 63102 and acting through its Chicago branch ("Sumitomo"), MERCANTILE BANK OF ST. LOUIS, N.A., a national banking association having its principal place of business at One Mercantile Center, 7th and Washington Streets, St. Louis, Missouri 63101 ("Mercantile"), FIRST BANK, NATIONAL ASSOCIATION (successor in interest to FirsTier Bank, National Association), a national banking association having its principal place of business at 13th and M Streets, Lincoln, Nebraska 68508 ("First Bank"), BANK OF MONTREAL, a Canadian Bank being represented by its office at 430 Park Avenue, New York, New York 10022 ("Montreal"), and LASALLE NATIONAL BANK, a national banking association being represented by its office at One Metropolitan Square, 211 North Broadway, St. Louis, Missouri 63102 ("LaSalle"); as amended by the First Amendment to 1996 Term Credit Agreement dated as of July 17, 1996, the Second Amendment to 1996 Term Credit Agreement dated as of July 31, 1996, and the Third Amendment to 1996 Term Credit Agreement dated as of December 27, 1996.


                                   WITNESSETH:

         WHEREAS, the parties have entered into that certain 1996 Term Credit Agreement, dated as of May 3, 1996, as amended by the First Amendment to 1996 Term Credit Agreement dated as of July 17, 1996, the Second Amendment to 1996 Term Credit Agreement dated as of July 31, 1996 and the Third Amendment to 1996 Term Credit Agreement dated as of December 27, 1996 (as so amended and restated, the "1996 Term Credit Agreement"), pursuant to which the Borrower obtained a term credit facility for the purpose of acquiring substantially all of the assets of Broadcast Partners; and

         WHEREAS, the parties desire to further amend and restate the 1996 Term Credit Agreement; and

         WHEREAS, the parties do not intend for this 1997 Term Credit Agreement to be deemed to extinguish any existing indebtedness of the Borrower or to release, terminate or affect the priority of any security therefor;

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:


                                 I. DEFINITIONS

         For purposes of this Agreement, the following definitions shall apply:

Agreement:                 The 1996 Term Credit  Agreement  dated as of May 3,
                           1996, between the Borrower and the Lenders, as amended by the First Amendment to 1996 Term Credit
                           Agreement,  dated as of July  17,  1996;  the  Second
                           Amendment to 1996 Term Credit Agreement,  dated as of
                           July 31, 1996;  and the Third  Amendment to 1996 Term
                           Credit Agreement, dated as of December 27, 1996, as further amended and restated by this 1997 Term Credit
                           Agreement dated as of February 26, 1997, between the Borrower and the Lenders, and as further amended or restated from time to time. Reference in the Notes to the Agreement shall mean the Agreement as defined herein.

Banks: FNB-O, FNB-W, First Bank, Mercantile, NBD, Norwest, Sumitomo, LaSalle and Montreal, and such additional banks as may be added hereto from time to time by mutual written agreement of the parties.

Boatmen's:                 The  Boatmen's  National  Bank of St.  Louis,  a
                           national banking association having its principal place of business at One Boatmen's Plaza, 800 Market
                           Street, St. Louis, Missouri 63166-0236, and its successors and assigns.

Borrower:                  Data  Transmission  Network  Corporation, a Delaware
                           corporation having its principal place of business at Suite 200, 9110 West Dodge Road, Omaha, Nebraska
                           68114.

Broadcast
Partners:                  Broadcast  Partners,  a general  partnership having
                           its  current  principal  place of  business  at 11275
                           Aurora Avenue,  Des Moines,  Iowa 50322. For purposes
                           of  future  notices  or  communications   under  this
                           Agreement   Broadcast   Partners  address  shall  be:
                           Broadcast  Partners,   care  of  Thomas  M.  Hanigan,
                           Pioneer Hi-Bred  International,  Inc., 7200 N.W. 62nd
                           Ave., P.O. Box 184, Johnston, Iowa 50131-0184.

Business
Day: Any day other than a Saturday, Sunday or a legal holiday on which banks in the State of Nebraska are not open for business.
Change of
Control:                            (a) At any time when any of the  equity
                           securities of the Borrower shall be registered  under
                           Section 12 of the Securities Exchange Act of 1934 as amended from time to time (the "Exchange Act"), (i) any person, entity or "group" (within the meaning of
                           Section 13(d)(3) of the Exchange Act) (other than any person which is a management employee, or any such "group" which consists entirely of management employees, of the Borrower) being or becoming the beneficial owner, directly or indirectly, of more than 50% of the voting stock of the Borrower, or (ii) a majority of the members of the Borrower's board of directors (the "Board") consisting of persons other than Continuing Directors (as hereinafter defined); and (b) at any other time, less than 50% of the voting stock of the Borrower being owned beneficially, directly or indirectly, by employees of the Borrower or its subsidiaries. As used herein, the term "Continuing Director" means any member of the Board on June 29, 1995 and any other member of the Board who shall be recommended or elected to succeed a Continuing Director by a majority of Continuing Directors who are the members of the Board.

Collateral:                All  personal  property of the Borrower described  in
                           the   Security   Agreement,   whether  now  owned  or
                           hereafter acquired, including, without limitation:

                                    (a) all of the Borrower's accounts, accounts
                           receivable, subscriber contract rights, chattel paper, documents, instruments, goods, inventory, equipment, general intangibles; and

                                    (b) all proceeds and products of the
                           foregoing.

Existing
Term Notes:                Those  certain  promissory  notes  from  the Borrower
                           to FNB-O, FirsTier, FNB-W, NBD, Norwest and Boatmen's dated as of April 16, 1993, July 8, 1993, August 30,
                           1994, November 29, 1994, and February 27, 1995.

FirsTier:                  FirsTier   Bank,   National   Association,   Lincoln,
                           Nebraska, a national banking association having its principal place of business at 13th and M Streets, Lincoln, Nebraska 68508, and its successors and assigns (it being acknowledged that First Bank is the successor in interest to FirsTier).

First Bank:                First Bank,  National  Association,  a national
                           banking association having its principal place of business at 13th and M Streets, Lincoln, Nebraska

                           68508, and its successors and assigns (it being acknowledged that First Bank is the successor in interest to FirsTier).

FNB-O: First National Bank of Omaha, a national banking association having its principal place of business at One First National Center, Omaha, Nebraska 68102, and its successors and assigns.

FNB-W: First National Bank, Wahoo, Nebraska, a national banking association having its principal place of business at Wahoo, Nebraska 68066, and its successors and assigns.

Interest Rate
Protection Contract
Amounts: "Interest Rate Protection Contract Amounts" shall mean amounts due from the Borrower under interest rate protection contracts between the Borrower and Lender as to (i) the interest differential amounts due in respect of periodic netting payments under any such contract, and (ii) any amount due as a result of marking to market the Borrower's obligations under any such contract upon the occurrence of an event of default under, or other early termination of, such contract; in either case without inclusion of fees and other expenses related to such contract. Such Interest Rate Protection Contract Amounts shall be reported in writing to FNB-O and the Borrower by the applicable Lender at such times as shall be appropriate to carry out the intent of this Agreement.


LaSalle: LaSalle National Bank, a national banking association having its principal place of business at 135 South LaSalle Street, Chicago, Illinois 60603.

Lenders:                   The Banks.

Leverage Ratio:            The  number  which  is  obtained  at  the  time  of
                           determination  by dividing Total  Indebtedness at the
                           applicable   time  by  Operating  Cash  Flow  at  the
                           applicable time.

Make-Whole
Premium: An amount which shall be sufficient as determined by the relevant Bank in good faith and on a reasonable basis and certified to the Borrower in writing, to compensate the Bank for any loss (including any lost yield), cost or expense incurred by the Bank (i) in liquidating or redeploying deposits or other funds acquired by the Bank to fund or maintain the loan prepaid and (ii) in unwinding, amending, cancelling or otherwise modifying or terminating any match funding, swap or other arrangement entered into by the Bank in connection with acquiring or maintaining the funding for the loan prepaid.

Mercantile:                Mercantile Bank of St. Louis,  N.A., a national
                           banking association having its principal place of business at One Mercantile Center, 7th and Washington
                           Streets, St. Louis, Missouri 63101.

Montreal:                  Bank of Montreal,  a Canadian bank being  represented
                           by its office at 430 Park Avenue, New York, New York,
                           10022.

NBD: NBD Bank, a bank organized under the laws of the State of Michigan and having its principal place of business at 611 Woodward Avenue, Detroit, Michigan 48226.

Net Operating
Profit After  Taxes:       For any period,  the net  earnings (or loss) after
                           taxes  of  Borrower   and  its   Subsidiaries   on  a
                           consolidated  basis for such period taken as a single
                           accounting  period and determined in conformity  with
                           generally accepted  accounting  principals;  provided
                           that there shall be excluded (i) the income (or loss)
                           of any entity  accrued prior to the date it becomes a
                           Subsidiary   of   Borrower   or  is  merged  into  or
                           consolidated with Borrower and (ii) any extraordinary
                           gains  or  losses  for  such  period   determined  in
                           accordance   with   generally   accepted   accounting
                           principles.

Net Worth:                 The  Borrower's  consolidated  net  worth  as  deter-
                           mined   in   accordance   with   generally   accepted
                           accounting  principles  plus  subordinated  debt. For
                           purposes  of  this  definition,  "subordinated  debt"
                           means   indebtedness   of  the   Borrower   which  is
                           subordinate, in a manner satisfactory to the Lenders,
                           to  the  indebtedness  due to the  Lenders,  and  the
                           repayment of which is forbidden  during the existence
                           of any Event of Default hereunder;  provided however,
                           that  any  such  indebtedness  shall  not  be  deemed
                           subordinated  debt to the  extent  of the  amount  of
                           principal  payments  that are due thereon  within one
                           (1) year from the date of determination.
New York
Prime:                     The  floating  interest  rate  published  as the
                           "Prime Rate" (the base rate on corporate loans posted
                           by at least 75% of the nation's 30 largest  banks) in
                           the Wall  Street  Journal  on the  first  day of each
                           month,    or   if   no   rate   is    published    on
                           the first day of any month, on the first day thereafter when such rate is published. For purposes of this Agreement, New York Prime shall fluctuate on a monthly basis. Changes to New York Prime shall be effective on the first day of each month based on the "Prime Rate" in effect on such day.

Norwest: Norwest Bank Nebraska, N.A., a national banking association having its principal place of business at 20th and Farnam Streets, Omaha, Nebraska 68102, and its successors and assigns.

Notes: Those certain promissory notes from the Borrower to the Lenders dated as of May 3, 1996, July 17, 1996, and July 31, 1996, including, without limitation, the Notes to the Banks as referenced in Section 2.1 hereof, and such additional term notes as the parties may hereafter agree to add hereto as Notes.

Operating
Cash Flow:                 The Borrower's consolidated  average monthly earnings
                           or loss before interest,  depreciation,  amortization
                           and taxes, less current tax expense and plus or minus
                           any  non-ordinary  non-cash  charges  or  credits  to
                           earnings,   which  average  shall  be  based  on  the
                           Borrower's  actual  financial  results in the two (2)
                           full   calendar   months   preceding   the   date  of
                           determination.  For purposes of calculating Operating
                           Cash Flow for this Agreement,  the Borrower shall not
                           permit deferred commission expenses to be capitalized
                           for any period in excess of twelve (12) months.
Operative
Documents:                 This 1996 Loan  Agreement,  the Notes,  the Security
                           Agreement,  the  financing  statements  regarding the
                           Collateral and the documents and certificates,  other
                           than the Purchase  Agreement,  delivered  pursuant to
                           Article VI.
Purchase
Agreement:                 The Asset  Purchase and Sale  Agreement  dated as of
                           May 3,  1996,  between  the  Borrower  and  Broadcast
                           Partners.

Quarterly
Compliance
Certificate:               The  certificate  delivered to the Lenders by the
                           Borrower pursuant to Section 5.1(d).

Related
Bank Debt:                 The aggregate  unpaid balance of all  indebtedness,
                           now or hereafter existing (including future advances)
                           under the Related Loan Agreements, including, without
                           limitation,   the  amounts  outstanding  under  those
                           certain  promissory notes from the Borrower to FNB-O,
                           FirsTier  and FNB-W  dated as of October 13, 1992 and
                           December 7, 1992; the amounts  outstanding  under the
                           Existing Term Notes;  the amounts  outstanding  under
                           the revolving credit notes issued under the Revolving
                           Credit Agreement,  and under any term notes issued to
                           convert  such  revolving  credit notes or any portion
                           thereof  to  a  term   obligation;   all  extensions,

                           renewals,  and substitutions of or for the foregoing;

                           and all obligations, if any, as to the accrued and unpaid Interest Rate Protection Contract Amounts.

Related
Loan
Agreements:                The  Loan  Agreement  dated  as of  October  9,  1992
                           between the Borrower and FNB-O, FirsTier and FNB-W, and the Revolving Credit Agreement, and any loan agreements issued in extension, renewal, replacement, or reinstatement of the foregoing, in each case as any such agreement is amended from time to time.

Release:                   The Federal Reserve Statistical Release.

Restricted
Quarter:                   This term shall have the meaning set forth in Section
                           2.2 hereof.

Revolving Credit
Agreement:                 The 1996 Revolving  Credit Agreement dated as of June
                           28,  1996,  between the  Borrower  and the Lenders as
                           amended  by the  First  Amendment  to 1996  Revolving
                           Credit  Agreement,  dated as of July 31, 1996, and by
                           the  Second   Amendment  to  1996  Revolving   Credit
                           Agreement, dated as of December 27, 1996; and, as further amended and restated by the 1997 Revolving
                           Credit Agreement, dated as of February 26, 1997, between the Borrower and the Lenders, and as further amended or restated from time to time.

Revolving
Credit Rate:               The  floating  interest  rate  announced  from  time
                           to time by FNB-O as its  "National  Base  Rate."  The
                           National  Base  Rate is set by  FNB-O,  solely in its
                           discretion, to reflect generally the rates charged by
                           national money center banks as their reference rates.
                           (Previously,  the rate was  announced by FNB-O as its
                           "New York Base Rate.")  Rates charged by FNB-O may be
                           at,  above  or  below  the  National  Base  Rate,  as
                           determined by FNB-O as to each respective customer.
Security
Agreement:                 The 1996 Restated Security  Agreement  restated as of
                           May 3, 1996, between the Borrower and FNB-O, as agent
                           for the Lenders  and others,  as amended by the First
                           Amendment to 1996 Restated Security Agreement,  dated
                           as of June 28,  1996;  the Second  Amendment  to 1996
                           Restated  Security  Agreement,  dated  as of July 31,
                           1996;  and  the  Third  Amendment  to  1996  Restated
                           Security  Agreement,  dated as of December  27, 1996;
                           and as  further  amended  and  restated  by the  1997
                           Security Agreement dated as of February 26, 1997, between the Borrower and FNB-O, as agent for the

                           Lenders and others and as further amended or restated from time to time. References in the Notes to the 1996 Restated Security Agreement shall mean the Security Agreement as defined herein.

Subsidiaries:              Any corporation,  business association,  partnership,
                           joint venture, limited liability company or other business entity in which the Borrower, or one or more of its Subsidiaries, or the Borrower and one or more of its Subsidiaries has either (i) more than 50% of the equity ownership thereof, or (ii) the power to elect a majority of the directors or to control the identification of the managing or general partners or similar governing persons thereof.

Sumitomo:                  The Sumitomo Bank,  Limited, a Japanese bank being
                           represented by its office at 200 North Broadway, Suite 1625, St. Louis, Missouri 63102 and acting through its Chicago branch.

Total
Indebtedness:              All loans and other obligations of the Borrower and
                           its Subsidiaries,  without duplication,  for borrowed
                           money    (including,    without    limitation,    the
                           indebtedness  due to the  Lenders  and the holders of
                           the Related  Bank Debt)  regardless  of the  maturity
                           thereof but such term shall not include  subordinated
                           debt of the Borrower,  as such term is defined in the
                           definition of Net Worth,  up to  $15,000,000  if such
                           subordinated  debt was  existing on May 3, 1996.  For
                           purposes of this definition of "Total  Indebtedness,"
                           indebtedness   under  an  interest  rate   protection
                           Agreement shall mean the amount,  if any, at the time
                           of   determination,   of  the  unpaid  Interest  Rate
                           Protection Contract Amounts; provided, however, that solely for purposes of voting under this Agreement by the Lenders, "Total Indebtedness" will not include such Interest Rate Protection Contract Amounts.
Trigger
Event:                     This term shall have the meaning set forth in Section
                           2.2 hereof.

All accounting terms not otherwise defined herein shall have the meaning ordinarily applied under generally accepted accounting principles.

                                II. TERM FACILITY

         2.1. Term Credit. The Banks agree to advance $48,490,000 to the Borrower for the purchase of substantially all of the assets of Broadcast Partners. Such advances shall be made, in one or more closings, on a pro rata basis by the Banks, based on the following maximum advance limits for each Bank:
(1) as to  FNB-O,  $10,780,000;  (ii) as to  FNB-W,  $245,000;  (iii) as to NBD,
$6,223,000; (iv) as to Norwest, $4,047,000; (v) as to LaSalle, $10,388,000; (vi)
as to Mercantile, $5,333,900; (vii) as to Sumitomo, $5,170,000; (viii) as to First Bank, $1,933,000; and (ix) as to Montreal, $4,370,100.

         It is understood and agreed by the parties that the foregoing advances by FNB-O, FNB-W, and NBD were made at the initial closing under the 1996 Term Credit Agreement on May 3, 1996. The foregoing advance by Norwest represents an advance of $1,822,000 which was made at the initial closing under the Agreement on May 3, 1996, and an additional advance of $2,225,000, which was made at the closing under the First Amendment on July 17, 1996. The foregoing advances by Mercantile, Sumitomo and First Bank were made at the closing under the First Amendment on July 17, 1996. The advance made by Montreal was made at the closing of the Second Amendment on July 31, 1996; the proceeds of such advance were used to prepay the existing Note held by Broadcast Partners in the remaining principal amount of $4,070,100, and to provide an additional $300,000 to the Borrower. The advance made by LaSalle was made on December 27, 1996, at the closing of the Third Amendment. This Agreement shall not be deemed to extinguish any existing indebtedness of the Borrower under the 1996 Term Credit Agreement or the Notes issued thereunder or to release, terminate or affect the priority of any security therefor.

         2.2.  Notes. The Notes shall bear interest on the principal loan amount thereof outstanding through June 30, 1999, at the rate of 8.25% per annum; thereafter the interest rate for the balance of the term shall be set on June 30, 1999, at two percent (2.00%) above the yield on constant maturity Treasury Bonds with maturities of three years, as quoted for the Business Day immediately preceding June 30, 1999 in the applicable Release. Notwithstanding the foregoing, the Notes issued to the following Lenders shall bear interest as follows: (i) as to First Bank, at the rate of 8.36% per annum through June 30, 1999 (whereupon the interest rate reset described above shall be applicable); and (ii) as to Mercantile, NBD, Sumitomo, Norwest, FNB-W and Montreal, at a variable rate per annum equal to New York Prime minus one-half of one percent (0.5%). After an Event of Default has occurred, interest shall accrue: (i) with respect to the fixed rate Notes, on the entire outstanding balance of principal and interest at a fluctuating rate equal to the Revolving Credit Rate plus four percent (4.00%); and (ii) as to the floating rate Notes, on the principal loan amount thereof at a rate per annum equal to three and one-half percent (3.5%) above New York Prime. Interest shall be calculated on actual days elapsed and a year of 360 days. If the Borrower's most recent Quarterly Compliance Certificate shows that, as of the end of the prior quarter, Total Indebtedness was at such date more than thirty-six (36) times the Operating Cash Flow at the end of such quarter, the current quarter shall be deemed a "Restricted Quarter." If, any time during a Restricted Quarter (including, without limitation, during any period in such quarter prior to delivery of the Quarterly Compliance Certificate), the interest rate accruing on any Note is less than seven and one-half percent (7.50%), a "Trigger Event" shall be deemed to have occurred. Upon the occurrence of a Trigger Event, the Borrower shall be obligated to pay the Lenders the following fees: (i) three-eighths of one percent (.375%) of the outstanding principal balance of such Note as of the date preceding the Trigger Event, which amount shall be payable promptly upon invoicing by FNB-O; (ii) the same amount as computed in clause (i), payable on the six-month anniversary of the Trigger Event; and (iii) the same amount as computed in clause (i), payable on the twelve-month anniversary of the Trigger Event.

         2.3. Payments. Interest on the unpaid balance of the Notes shall be due on the last day of each month beginning May 31, 1996. The principal amount of each respective Note shall become due and payable in seventy-two equal monthly installments, with the first such installment due on January 31, 1997, and subsequent installments due on the last day of each consecutive month thereafter. The total amount of all unpaid principal and accrued interest hereunder shall be due and payable no later than December 31, 2002. In the event that a payment day is not a Business Day, the payment shall be due on the next succeeding Business Day. Interest shall continue to accrue on the full unpaid balance hereunder notwithstanding any permitted or unpermitted failure of the Borrower to make a scheduled payment or the fact that a scheduled payment day falls on a day other than a Business Day.

         2.4. Fees. The Borrower will pay to FNB-O an initial fee equal to $14,729, payable at closing. Such fee will be paid to FNB-O and allocated by FNB-O pro rata among the Banks based on their respective commitments as shown in
Section 2.1 above. Furthermore, the Borrower will pay to FNB-O at closing an agenting fee equal to $25,500. At the closing of the First Amendment on July 17, 1996, the Borrower paid a fee of $7,330.95 to FNB-O for distribution to the following Banks: (i) $1,112.50 to Norwest; (ii) $2,666.95 to Mercantile; (iii) $2,585.00 to Sumitomo; and (iv) $966.50 to First Bank. At the closing of the Second Amendment on July 31, 1996, the Borrower paid a fee of $2,185.05 to FNB-O for distribution to Montreal.

         2.5 Payment. The Borrower's obligation to make payments of principal and interest hereunder shall be further evidenced by the Notes, the form of which is attached hereto as Exhibit A. All obligations of the Borrower under the Notes and the other Operative Documents shall be payable in immediately available funds in lawful money of the United States of America at the principal office of FNB-O in Omaha, Nebraska or at such other address as may be designated by FNB-O in writing.

         2.6 Prepayment. Prepayments of the Notes may be made in full or in part at any time upon 10 days prior written notice to the Lenders; provided, however, that unanimous consent of the Lenders shall be required for any prepayment (other than a prepayment to Broadcast Partners in accordance with Section 2.6A below) which is not applied pro rata to the Lenders in accordance with Section 8.2. Prepayment penalties will be required as indicated below:

                  (a) The Borrower may prepay in full without penalty the principal loan amounts outstanding under all Notes which bear interest at a fixed rate in accordance with Section 2.2 hereof, if such prepayment occurs on June 30, 1999 and the Borrower has given the Banks at least 30 days prior written notice of its intention to make such prepayment.

                  (b) If a prepayment of a Note which bears interest at a fixed rate in accordance with Section 2.2 hereof occurs other than in accordance with (a) above, the Borrower shall pay to the respective Bank payee thereof, at such payee's option, either: (1) the Make-Whole Premium due in respect of such prepayment; or (2) a prepayment fee equal to one and one-half percent (1.50%) of the amount of such prepayment.


                  (c) The Borrower shall not be obligated to pay a Make-Whole Premium or prepayment fee to Broadcast Partners or to any Bank payee of a Note which bears interest at a floating rate indexed to New York Prime.

         2.6A Permitted Prepayments to Broadcast Partners. Broadcast Partners' Notes were prepaid in full at the closing of the Second Amendment on July 31, 1996.

         2.7 Security. All obligations of the Borrower hereunder and under the Operative Documents, including, without limitation, the Borrower's obligations to make payments of principal and interest shall be secured by a first security interest in the Collateral, as more specifically described in the Security Agreement.

         2.8 Related Loan Agreements. Nothing herein shall be deemed to alter or amend the Borrower's obligations under the Related Loan Agreements, the Related Bank Debt or any collateral security therefor, all of which shall continue in full force and effect in accordance with the terms thereof.


                          III. [INTENTIONALLY OMITTED]


                       IV. REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants that as of May 3, 1996, and the date hereof the following are and shall be true and correct:

         4.1 Corporate Existence. It and each of its Subsidiaries, if any, is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and duly qualified and in good standing in all states where it is doing business except where the failure to be so qualified would not have a material adverse effect on it and it has full power and authority to own and operate its properties and to carry on its business. As of May 3, 1996 and the date hereof , the Borrower has no Subsidiaries.

         4.2 Corporate Authority. It has full corporate power, authority and legal right to execute, deliver and perform the Operative Documents to which it is a party, and all other instruments and agreements contemplated hereby and thereby, and to perform its obligations hereunder and thereunder; and such actions have been duly authorized by all necessary corporate action, and are not in conflict with any applicable law or regulation, or any order, judgment or decree of any court or other governmental agency or instrumentality or its articles of incorporation or bylaws, or with any provisions of any indenture, contract or agreement to which it or any of its Subsidiaries is a party or by which it or any of its Subsidiaries or any of its or their property may be bound.

         4.3 Validity of Agreements. The Borrower's Operative Documents have been duly authorized, executed and delivered and constitute its legal, valid and binding agreements, enforceable against the Borrower in accordance with their respective terms (except to the extent that enforcement thereof may be limited by any applicable bankruptcy, reorganization, moratorium or similar laws now or hereafter in effect, or by principles of equity).

         4.4 Litigation. Neither the Borrower nor any Subsidiary is a party to any pending lawsuit or proceeding before or by any court or governmental body or agency, which is likely to have a materially adverse effect on the Borrower's ability to perform its obligations under its Operative Documents; nor is the Borrower aware of any threatened lawsuit or proceeding, to which it or any Subsidiary may become a party or of any investigation of any Court or governmental body or agency into its affairs, which if instituted would have a material adverse effect upon the Borrower's ability to perform its obligations under its Operative Documents.

         4.5 Governmental Approvals. The execution, delivery and performance by the Borrower of the Operative Documents or the Purchase Agreement do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any federal, state or other governmental authority or agency other than as contemplated herein and therein.

         4.6 Defaults Under Other Documents. Neither the Borrower nor any Subsidiary is in default or in violation (nor has any event occurred which, with notice or lapse of time or both, would constitute a default or violation) under any document or any Agreement or instrument to which it may be a party or under which it or any of its properties may be bound and the result of which would have a material adverse effect upon the Borrower's ability to perform its obligations under its Operative Documents.

         4.7 Judgments. There are no outstanding or unpaid judgments (which are not adequately bonded) of the Borrower or any Subsidiary which would have a material adverse effect upon the Borrower's ability to perform its obligations under its Operative Documents.

         4.8 Compliance with Laws. Neither the Borrower nor any Subsidiary is in violation of any laws, regulations or judicial or governmental decrees in any respect which could have any material adverse effect upon the validity or enforceability of any of the terms of the Borrower's Operative Documents or which could have a material adverse effect upon the Borrower's ability to perform its obligations under its Operative Documents.

         4.9 Taxes. All tax returns of the Borrower and its Subsidiaries for material taxes required to be filed have been filed or extensions permitted by law have been obtained; all taxes of the Borrower and its Subsidiaries of a material nature and which are due and payable as reflected on such returns have been paid, other than taxes which are due but for which only a nominal late payment penalty is payable and for which the taxing authority is not yet entitled to enforce its remedies for payment thereof and other than taxes being contested in good faith and with respect to which adequate reserves have been established; and no material amounts of taxes of the Borrower and its Subsidiaries not reflected on such returns are payable.

         4.10 Collateral. The Borrower has good and marketable title to the Collateral and the Collateral is free from all liens, encumbrances or security interests, except as disclosed on Schedule A attached hereto. The Borrower's principal place of business, chief executive office, and the principal place where it keeps its records concerning the Collateral is Suite 200, 9110 West Dodge Road, Omaha, Nebraska 68114. The Borrower also keeps certain of its records regarding the Collateral at 11275 Aurora Avenue, Des Moines, Iowa 50322.

         4.11 Pension Benefits. Neither the Borrower nor any Subsidiary maintains a "Plan" as defined in Section 3 of the Employees Retirement Income Security Act of 1974 ("ERISA"), or each such entity is in compliance with the minimum funding requirements with respect to any such "Plan" maintained by it and it has not incurred any material liability to the Pension Benefit Guaranty Corporation ("PBGC") or otherwise under ERISA in connection with any such Plan.

         4.12 Margin Regulations. No part of the proceeds of any advance hereunder shall be used to purchase or carry any "margin stock" (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System of the United States) or any "margin security" (within the meaning of Regulation G of said Board of Governors), or to extend credit to others for the purpose of purchasing or carrying any such margin stock or margin security. No part of the proceeds of any advance hereunder shall be used for any purpose that violates, or which is inconsistent with, the provisions of Regulation G, T, U or X of said Board of Governors.

         4.13 Financial Condition. The financial condition of the Borrower and its Subsidiaries is truly and accurately set forth in the most recent financial statement which has been provided to the Lenders and no material adverse change has occurred which would make such financial statement inaccurate or misleading.

                                  V. COVENANTS


         The Borrower hereby covenants that:

         5.1  Financial Reports.

                  (a) Within forty-five (45) days after the end of each month, the Borrower, at its sole expense, shall furnish the Lenders a consolidated balance sheet, statement of earnings of the Borrower and its consolidated Subsidiaries, and a statement of cash flows of the Borrower and its consolidated subsidiaries and such financial statements on a consolidating basis as to the Borrower, all such financial statements to be prepared in accordance with generally accepted accounting principles consistently applied and certified as completed and correct, subject to normal changes resulting from year-end audit adjustments, by the chief financial officer of the Borrower.

                  (b) Within ninety (90) days after the close of the Borrower's fiscal year, the Borrower, at its sole expense, shall furnish the Lenders: (i) a consolidated balance sheet, a statement of earnings of the Borrower and its consolidated Subsidiaries and a statement of cash flows of the Borrower and its consolidated subsidiaries, certified by Deloitte & Touche, or other independent certified public accountants acceptable to the Lenders, that such financial reports fairly present the financial condition of the Borrower and its consolidated Subsidiaries and have been prepared in accordance with generally accepted accounting principles consistently applied; and (ii) a certificate from such accountants certifying that in making the requisite audit for certification of the Borrower's financial statements, the auditors either (1) have obtained no knowledge, and are not otherwise aware of, any condition or event which constitutes an Event of Default or which with the passage of time or the giving of notice would constitute an Event of Default under Sections 5.3, 5.4, 5.7, 5.9(b), 5.9(d), 5.11,
                           5.19 or 5.20; or (2) have discovered such condition or event, as specifically set forth in such certificate, which constitutes an Event of Default or which with the passage of time or the giving of notice would constitute an Event of Default under such sections. The auditors shall not be liable to the Lenders by reason of the auditors' failure to obtain knowledge of such event or condition in the ordinary course of their audit unless such failure is the result of negligence or willful misconduct in the performance of the audit.

                  (c) Within thirty (30) days after submission to the Securities and Exchange Commission, the Borrower shall provide to the Lenders copies of its Forms 10K and 10Q, as submitted to the Securities and Exchange Commission during the term of this Agreement.

                  (d) Within twenty (20) days after the end of each quarter, the Borrower, at its expense, shall furnish the Lenders a certificate of the chief financial officer of the Borrower in the form of Exhibit C, setting forth such information (including detailed calculations) sufficient to verify the conclusions of such officer after due inquiry and review, that:


                           (i) The Borrower and each Subsidiary, either (y) is in compliance with the requirements set forth in this Agreement or (z) is NOT in compliance with the foregoing for reasons specifically set forth therein; and

                           (ii) The chief financial officer of the Borrower has reviewed or caused to be reviewed all of the terms of the Operative Documents of the Borrower and that such review either (1) has NOT disclosed the existence of any condition or event which constitutes an event of default or any condition or event which with the passage of time or the giving of notice would constitute an event of default under the Operative Documents or (2) has disclosed the existence of a condition or event which
                                    constitutes  an  event  of  default,   or  a
                                    condition or event which with the passage of
                                    time  or  the   giving   of   notice   would
                                    constitute an event of default, under the aforesaid instrument or instruments and the specific condition or event is specifically set forth.

                           For the quarter ended December 31, 1996, the Borrower shall provide the Quarterly Compliance Certificate in the form of Exhibit B, plus the Quarterly Compliance Certificate in the form which was required by the 1996 Term Credit Agreement in effect on December 31, 1996.

                  (e) The Borrower shall provide the Lenders with such other financial reports and statements as the Lenders may reasonably request.

         5.2 Corporate Structure and Assets. The Borrower shall not merge or consolidate with any other corporation or entity unless the Borrower shall be the surviving entity, nor sell any assets except items that are obsolete or no longer necessary for operation of the business, other than in the ordinary course of business without the prior written consent of the Lenders. The Lenders shall be entitled to receive as a prepayment on the Notes the proceeds of any sale of assets of the Borrower which are prohibited by the preceding sentence. Notwithstanding the foregoing prepayment requirements, any such prohibited sale shall remain a violation of this Agreement. In addition, the Borrower shall not engage in any business materially different from that in which it is presently engaged without the prior written consent of the Lenders, which consent shall not be unreasonably withheld. The foregoing restrictions on mergers and consolidations shall not apply if: (i) in the case of a merger, the Borrower is the surviving entity and expressly reaffirms its obligations hereunder; (ii) in the case of a consolidation, the resulting corporation expressly assumes the obligations of the Borrower hereunder; (iii) the surviving or resulting corporation is organized under the laws of the United States or a jurisdiction thereof; (iv) after giving effect to such merger or consolidation, the surviving or resulting corporation will be engaged in substantially the same lines of business as are now engaged in by the Borrower; and (v) immediately after giving effect to such merger or consolidation, no Event of Default will exist hereunder.

         5.3 Net Worth. The Borrower shall maintain a minimum Net Worth during the term of this Agreement of at least $23,500,000 plus fifty percent (50%) of the net income (but not losses) of the Borrower for each fiscal year, commencing with the fiscal year beginning January 1, 1997; provided, however, solely for purposes of determining compliance with the provisions of this Section 5.3, "Net Worth" shall not include any subordinated debt.

         5.4  Indebtedness.

                  (a) The Borrower shall not at any time permit the sum of the Total Indebtedness to the Lenders and the holders of the Related Bank Debt to exceed forty-eight (48) times Operating Cash Flow.

                  (b) On the day the Borrower or a Subsidiary becomes liable with respect to any debt and immediately after giving effect thereto and to the concurrent retirement of any other debt, the sum of Total Indebtedness, plus the amount of any outstanding subordinated debt of the Borrower and its Subsidiaries, plus the contingent obligations of the Borrower and its Subsidiaries under any guaranty of the debt of any other person or entity (other than unsecured debt of a Subsidiary incurred in the ordinary course of business for other than borrowed money or to finance the purchase price of any property or business) shall not exceed an amount equal to sixty (60) times Operating Cash Flow at such date.

         5.5 Use of Proceeds. The Borrower shall not use the proceeds of the advances hereunder to purchase or carry any "margin stock" (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System of the United States) or any "margin security" (within the meaning of Regulation G of said Board of Governors), or to extend credit to others for the purpose of purchasing or carrying any such margin stock or margin security. No part of such proceeds shall be used for any purpose that violates, or which is inconsistent with, the provisions of Regulation G, T, U or X of said Board of Governors. This section shall not preclude the Borrower from repurchasing any of its own issued and outstanding common stock; provided, however, that such repurchase does not result in the occurrence of any other Event of Default hereunder.

         5.6 Notice of Default. The Borrower shall give to the Lenders prompt written notification of the existence or occurrence of:

                  (a) any fact or event which results, or which with notice or the passage of time, or both, would result in an Event of Default hereunder;

                  (b) any proceedings instituted by or against the Borrower in any federal, state or local court or before any governmental body or agency, or before any arbitration board, or any such proceedings threatened against the Borrower by any governmental agency, which is likely to have a material adverse effect upon the Borrower's ability to perform its obligations under its Operative Documents;

                  (c) any default or event of default involving the payment of money under any Agreement or instrument which is material to the Borrower or any Subsidiary to which such entity is a party or by which it or any of its property may be bound, and which default or event of default would have a material adverse effect upon the Borrower's ability to perform its obligations under its Operative Documents; and

                  (d) the Borrower shall give immediate notice of the commencement of any proceeding under the Federal Bankruptcy Code by or against the Borrower or any Subsidiary.

         5.7  Distributions.

                  (a) Neither Borrower nor any Subsidiary shall declare any dividends or make any cash distribution in respect  of  any  shares  of  its  capital  stock  or
                           warrants of its capital stock, without the prior written consent of the Lenders; provided, however, that the Borrower may declare stock dividends; provided, further, that the Borrower need not obtain the Lenders' consent with respect to (i) dividends in any one (1) year which are, in aggregate, less than 25% of the Borrower's Net Operating Profit After Taxes in the previous four (4) quarters, as reported to the Lenders pursuant to Section 5.1; or (ii) dividends or distributions from any consolidated Subsidiary.

                  (b) Neither the Borrower nor any Subsidiary other than a Subsidiary which is wholly-owned by the Borrower shall purchase, redeem, or otherwise retire any shares of its capital stock or warrants of its capital stock if, immediately after the making of such purchase or redemption, the Borrower or any Subsidiary will be in default of any other covenant or provision of this Agreement (including, without limitation, the covenants and provisions pertaining to minimum net worth and limitations on indebtedness).

         5.8 Compliance with Law and Regulations. The Borrower and each Subsidiary shall comply in all material respects with all applicable federal and state laws and regulations.

         5.9 Maintenance of Property; Accounting; Corporate Form; Taxes; Insurance.

                  (a) The Borrower and each Subsidiary shall maintain its property in good condition in all material respects, ordinary wear and tear excepted, and make all renewals, replacements, additions, betterments and improvements thereto necessary for the efficient operation of its business.

                  (b) The Borrower and each Subsidiary shall keep true books of record and accounts in which full and correct entries shall be made of all its business transactions, all in accordance with generally accepted accounting principles consistently applied.

                  (c) The Borrower and each Subsidiary shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate form of existence as is necessary for the continuation of its business in substantially the same form, except where such failure to do so with respect to any Subsidiary would not have a material adverse effect on the ability of the Borrower to perform its obligations under the Operative Documents.

                  (d) The Borrower and each Subsidiary shall pay all taxes, assessments and governmental charges or levies imposed upon it or its property; provided, however, that the Borrower or any Subsidiary shall not be required to pay any of the foregoing taxes which are being diligently contested in good faith by appropriate legal proceedings and with respect to which adequate reserves have been established.

                  (e) The Borrower shall maintain or cause to be maintained liability insurance and casualty insurance, in a form and amount satisfactory to FNB-O as agent for the Lenders, upon the Collateral (excluding equipment or inventory provided to Subscribers in the ordinary course of business) and other tangible assets owned by it and its Subsidiaries. The Borrower shall name FNB-O as agent for the Lenders and the holders of the Related Bank Debt as the loss payee on all such casualty insurance, and as an additional insured on all such liability insurance and shall provide the Lenders with evidence of such insurance upon request.

         5.10 Inspection of Properties and Books. The Borrower shall recognize and honor the right of the Lenders, upon request to an officer of the Borrower, to visit and inspect any of the properties of, to examine the books, accounts, and other records of, and to take extracts therefrom and to discuss the affairs, finances, loans and accounts of, and to be advised as to the same by the officers of, the Borrower at all such times, in such detail and through such agents and representatives as the Lenders may reasonably desire.

         5.11 Guaranties. Neither the Borrower nor any Subsidiary shall guaranty or become responsible for the indebtedness of any other person or entity; provided, however, that a Subsidiary may guaranty the obligation of the Borrower; provided further, that the Borrower may guaranty the obligations of a Subsidiary so long as no Event of Default (or not event or occurrence which with the passage of time or notice, or both, would become an Event of Default) has occurred or will occur hereunder, taking into account such guaranty and indebtedness.

         5.12 Collateral. Neither the Borrower nor any Subsidiary shall incur or permit to exist any mortgage, pledge, lien, security interest or other encumbrance on the Collateral, except as permitted in the Security Agreement. Subject to Section 5.4(b), the foregoing shall not be construed to prohibit the Borrower or any Subsidiary from acquiring leased equipment in the ordinary course of business. Without limiting the generality of the foregoing, the Borrower covenants and agrees that it shall on request enforce for the benefit of the Lenders and the holders of the Related Bank Debt, but at the sole expense of the Borrower, any and all rights and remedies (including, without limitation, rights to indemnity), that it may have with respect to the existence of any liens, security interests or other encumbrances that may exist on the property of the Borrower acquired from Broadcast Partners under the Purchase Agreement.

Notwithstanding anything else to the contrary herein or in the Operative Documents, Broadcast Partners shall have no right to share in the proceeds of any such recovery which constitutes the proceeds of any indemnity claim by the Borrower under the Purchase Agreement.

         5.13 Name; Location. The Borrower shall give the Lenders ninety (90) days notice prior to changing its name, identity or corporate structure, moving its principal place of business, chief executive office or place where it keeps its records concerning the Collateral.

         5.14 Notice of Change in Ownership or Management. During the term of this Agreement, the Borrower shall give the Lenders notice of the occurrence of any of the following described events, which notice shall be given as soon as the Borrower obtains notice or knowledge thereof:

                  (a) any change, directly or indirectly, in the existing controlling interest in the Borrower; or

                  (b) any material adverse change in its management personnel. A material adverse change in the Borrower's management personnel shall be deemed to have occurred if any one (1) of the following has occurred with respect to two of the four (4) individuals who are both officers and members of the Board of Directors of the Borrower: (i) the resignation, retirement, or voluntary or involuntary termination of employment and/or status of such persons as officers and directors of the Borrower;
                           (ii) any announcement, notice of intent, resolution or similar advance notice with respect to the matters referenced in the foregoing clause; or (iii) the death, disability or legal incompetence of such persons.

         5.15. Interest Coverage. The ratio of Operating Cash Flow to interest expense (as determined in accordance with generally accepted accounting principles but excluding amortization of deferred offering costs and any fees related to the Trigger Event in Section 2.2 of this Agreement) at the end of each quarter during the term of this Agreement, as shown on the Quarterly Compliance Report, shall not be less than 2.25 to 1.0.

         5.16 Subordinated Debt. Neither the Borrower nor any Subsidiary shall incur any subordinated debt or issue any preferred stock or warrants for preferred stock except upon the prior written consent of the Lenders. Neither the Borrower nor any Subsidiary shall make any voluntary or optional prepayment on any subordinated debt without the prior written consent of the Lenders. Similarly, the Borrower shall not amend its articles of incorporation or any other documents or agreements relating to the issuance of subordinated debt, preferred stock or warrants for preferred stock without the prior written consent of the Lenders. The indebtedness to Broadcast Partners under the Notes shall not be considered subordinated debt.


         5.17 Subsidiaries. The Borrower shall give prompt written notice to the Lenders of the Borrower's intent to acquire, or the Borrower's acquisition of, any Subsidiary. Prior to the creation or acquisition of such Subsidiary, the Borrower (i) shall cause a first security interest in the assets of such Subsidiary to be perfected in favor of FNB-O, as agent for the Lenders and the holders of the Related Bank Debt, and (ii) shall cause the Subsidiary to enter into a security Agreement, to execute and file such financing statements and to provide opinions all in form satisfactory to the Lenders and the holders of the Related Bank Debt, as to compliance with this section.

         5.18 Amendments to Purchase Agreement. The Borrower shall not amend the Purchase Agreement without the prior written consent of the Lenders.

         5.19 Capital Expenditures. The Borrower shall not incur in any fiscal year, commencing with the fiscal year beginning January 1, 1997, capital expenditures, determined in accordance with generally accepted accounting principles, of more than $1,000,000; provided, however, that capital expenditures for (a) equipment to be used by subscribers of the Borrower, and
(b) telecommunications equipment, computer equipment, software and software consulting shall not be counted for purposes of this annual limitation.

         5.20 Acquisitions. The Borrower shall not acquire any stock, or any equity interest in, or warrants therefor or securities convertible into the same, or a substantial portion of the assets of, another entity without the prior written consent of the Lenders; provided, however, that the Borrower shall be permitted to make on a cumulative basis from and after the date of this Agreement such acquisitions in an amount not to exceed Six Million Dollars
($6,000,000) in the aggregate without the consent of the Lenders if such acquisitions are in or from entities which:

                  (a) are in the business of electronically communicating time-sensitive information to subscribers;

                  (b) have their principal place of business in the United States; and

                  (c) except for Market Communications Group, L.L.C., have a positive operating cash flow, calculated in the same method as is used to calculate the Borrower's Operating Cash Flow for purposes of this Agreement.


                            VI. CONDITIONS PRECEDENT

         6.1   Closing   Conditions.   Any  and  all  obligations  of  the
Lenders hereunder are subject to satisfaction of the following conditions precedent:

                  (a) FNB-O, as agent, shall have received an opinion of counsel to the Borrower covering such matters as the Lenders may request (including, without limitation, corporate existence and good standing, corporate authority, due authorization, execution and delivery of the Operative Documents, the legal, valid, binding and enforceable nature of the Operative Documents, the perfection and priority of the security interest in the Collateral granted to the Lenders, and the Borrower's compliance with applicable state and federal laws in connection with the equity offering specified in Section 6.1(f) below), such opinion to be satisfactory in form and substance to counsel to FNB-O. To the extent that FNB-O agrees to accept a post closing opinion from the Borrowers' counsel as to security interest issues, the same shall be delivered no later than ten days after completion of the necessary UCC searches, which shall be ordered promptly after recording any UCC terminations received by the Borrower upon closing of the Purchase Agreement and in any event, such opinion shall be delivered no later than 30 days after closing;

                  (b) FNB-O, as agent, shall have received such certificates and documents as the Lenders may reasonably request from the Borrower, including articles of incorporation and bylaws, certificates regarding good standing, incumbency, copies of other corporate documents, and appropriate authorizing resolutions;

                  (c) the Operative Documents shall have been duly authorized and executed and shall be in full force and effect, and such UCC financing statements shall have been executed and filed in such offices as may be appropriate to perfect the security interest of FNB-O, as agent for the Lenders, in the Collateral, it being understood, however, that certain UCC amendments and terminations will be filed after closing as directed by FNB-O;

                  (d)      FNB-O, as agent, shall have received copies of the
                           Purchase   Agreement,   satisfactory   in  form   and
                           substance to FNB-O;

                  (e) the closing of the Purchase Agreement shall occur prior to or simultaneously with the closing of this Agreement; and

                  (f) the Borrower shall have completed an offering of its common stock and received proceeds therefrom in the approximate amount of $15,010,000, satisfactory in form and substance to the Banks.


                           VII. DEFAULTS AND REMEDIES

         7.1 Events of Default. Any of the following shall be deemed an event of default under this Agreement (an "Event of Default"):

                  (a) Any payment of principal required by any of the Operative Documents shall not be paid when due.

                  (b) Any payment of interest or other fees due hereunder or under any of the Operative Documents shall not be paid within fifteen (15) calendar days after the date on which such payment was invoiced or due.

                  (c) Any representation or warranty of the Borrower under any of the Operative Documents, or any financial reports or statements or certificates submitted pursuant to this Agreement, shall prove to have been false in any material respect when made.

                  (d) A failure of the Borrower or any Subsidiary to comply with any requirement or restriction applicable to such entity and contained in Sections 5.1, 5.2, 5.3, 5.4, 5.7, 5.11, 5.12, 5.13, 5.14, 5.15, 5.16, 5.19 or
                           5.20 of this Agreement.

                  (e) A failure of the Borrower or any Subsidiary to comply with any requirement or restriction contained in any provision of the Operative Documents not otherwise specified in this Article VI, which failure remains unremedied for ten (10) days following receipt of notice from FNB-O on behalf of the Lenders.

                  (f) The occurrence of a default or a breach of any of the obligations of the Borrower or any Subsidiary (other than obligations of such Subsidiary to the Borrower) under any note, loan agreement, preferred stock, subordinated debt instrument or agreement, or any other agreement evidencing an obligation to repay borrowed money.

                  (g) The entry of a final judgment against the Borrower or any Subsidiary for the payment of money, which is not covered by insurance, and the expiration of thirty
                           (30) days from the date of such entry during which the judgment is not discharged in full or stayed.

                  (h)      The occurrence of any one or more of the following:


                           (1) The Borrower or any Subsidiary shall file a voluntary petition in bankruptcy or an order for relief shall be entered in a bankruptcy case as to such entity or shall file any petition or answer seeking or acquiescing in
                                    any       reorganization,       arrangement,
                                    composition,   readjustment,    liquidation,
                                    dissolution  or  similar  relief  for itself
                                    under any present or future  federal,  state
                                    or other statute, law or regulation relating
                                    to  bankruptcy,  insolvency  or other relief
                                    for debtors;  or shall seek or consent to or
                                    acquiesce in the appointment of any trustee,
                                    receiver or  liquidator of such entity or of
                                    all or any part of its  property,  or of any
                                    or all of the  royalties,  revenues,  rents,
                                    issues or profits thereof, or shall make any
                                    general   assignment   for  the  benefit  of
                                    creditors,  or shall  admit in  writing  its
                                    inability   to  pay  its   debts   or  shall
                                    generally not pay its debts as they become due; or

                           (2) A court of competent jurisdiction shall enter an order, judgment or decree approving a petition filed against the Borrower or any Subsidiary seeking any reorganization, dissolution or similar relief under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, and such order, judgment or decree shall remain unvacated and unstayed for an aggregate of thirty (30) days (whether or not consecutive) from the first date of entry thereof; or any trustee, receiver or liquidator of the Borrower or any Subsidiary or of all or any part of its property, or of any or all of the royalties, revenues, rents, issues or profits thereof, shall be appointed without the consent or acquiescence of such entity and such appointments shall remain unvacated and unstayed for an aggregate of thirty (30) days (whether or not consecutive); or

                           (3) A writ of execution or attachment or any similar process shall be issued or levied against all or any part of or interest in the Collateral, or any judgment involving monetary damages shall be entered against the Borrower or any Subsidiary which shall become a lien on the Collateral or any portion thereof or interest therein and such execution, attachment or similar process or judgment is not released, bonded, satisfied, vacated or stayed within thirty (30) days after its entry or levy.

                  (i) Any event of default shall occur under any Operative Document.

                  (j)       A change shall occur after November 8, 1993,
                           directly or indirectly, in the ownership or control of the Borrower; provided, however, that changes in the ownership or control of, or new issuances of, voting common stock which do not exceed, cumulatively, 50% of the total issued and outstanding shares of the Borrower as of September 30, 1993 shall not be deemed an Event of Default under this Section 7.1(j); provided further, that acquisitions of additional shares by members of the existing executive management group of the Borrower shall not be counted as changes in the ownership or control of the Borrower under this Section 7.1(j). For purposes of computing the total issued and outstanding shares as of September 30, 1993, warrants and options for such shares shall be included.

                  (k)      An Event of Default  shall  occur  under any  Related
                           Bank Debt or the Related Loan Agreement and the expiration of any applicable cure period thereunder.

                  (l) The Borrower shall be obligated to prepay all or any portion of its subordinated debt as a result of a Change of Control.

                  (m) The Borrower pays, or is determined to be obligated to pay, any indemnity to Broadcast Partners under the Purchase Agreement in excess of $1,000,000 in the aggregate.

         7.2 Remedies. If an Event of Default occurs and is continuing, upon the election of the Lenders holding two-thirds of the then outstanding aggregate Total Indebtedness of the Borrower to the Lenders (including under the Notes, the Related Bank Debt and any similar indebtedness but excluding amounts due under the Purchase Agreement), the entire unpaid principal amount under the

Notes and all Related Bank Debt, together with interest accrued thereon, shall become immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, and the Lenders may exercise their rights under the other Operative Documents and the Related Loan Agreements (and the operative documents with respect thereto), including, without limitation, under the Security Agreement. For purposes of this Article VII, the term Lenders includes First Bank, Boatmen's and . In addition, the Lenders shall have such other remedies as are available at law and in equity. Remedies under this Agreement, the Operative Documents, the Related Loan Agreements (and the operative documents with respect thereto) are cumulative. Any waiver must be in writing by the Lenders and no waiver shall constitute a waiver as to any other occurrence which constitutes an Event of Default or as to any party not specifically included in such written waiver.

                     ARTICLE VIII. INTER-CREDITOR AGREEMENTS

         8.1 FNB-O as Servicer. FNB-O will act as sole servicer of the loans evidenced by the Notes issued hereunder and the Related Bank Debt (other than interest rate protection agreements). For purposes of this Article VIII, the term Lenders includes First Bank, Boatmen's and the term Event of Default means any Event of Default hereunder or under any Related Bank Debt. FNB-O will enforce, administer and otherwise deal with the loans made by the Lenders in accordance with safe and prudent banking standards employed by FNB-O in the case of the loan made by FNB-O. Without limiting the generality of the foregoing, FNB-O will, on its own behalf and on behalf of the Lenders: (i) maintain originals of the Operative Documents and the operative documents in connection with the Related Loan Agreements; (ii) receive requests for advances from the Borrower under the Related Loan Agreements and make such advances on behalf of the revolving lenders in such agreements (provided that FNB-O is assured of reimbursement therefor by the other revolving lenders for their pro rata shares); (iii) receive payments and prepayments from the Borrower and apply such payments as provided in Section 8.2; (iv) receive notices from the Borrower and send copies thereof to the Lenders if FNB-O has reasonable cause to believe that such Lenders have not received such notice from another source; and (v) advise the Lenders of the occurrence of any Event of Default which FNB-O obtains actual knowledge of. The Lenders agree not to attempt to take any action against the Borrower under the Operative Documents, Related Bank Debt or with respect to the indebtedness evidenced thereby without FNB-O's consent unless holders of two-thirds of the then outstanding aggregate Total Indebtedness of the Borrower to the Lenders (including under the Notes, the Related Bank Debt and any similar indebtedness but excluding amounts due under the Purchase Agreement) shall have requested FNB-O to take specific action against the Borrower and FNB-O shall have failed to do so within a reasonable period after receipt of such request. All actions, consents, waivers and approvals by the Lenders shall be deemed taken or given and amendments hereto deemed agreed to if the holders of more than two-thirds of the outstanding aggregate Total Indebtedness of the Borrower to the Lenders shall have indicated their consent thereto. Notwithstanding the foregoing, unanimous approval of the applicable Lenders under the Notes or the Related Bank Debt shall be required for: (i) any reduction or compromise of the principal loan amount of the Notes or the Related Bank Debt, the amount or rate of interest accrued or accruing thereon or the fees due hereunder; and (ii) extension of the date of any scheduled payment; and unanimous consent of all the Lenders shall be required for (iii) permitting the sale of or releasing the security interest of the Lenders in Collateral which comprises more than ten percent (10%) net book value of fixed assets of the Borrower; and (iv) any amendment of Sections 8.1 or 8.2 hereof. A Lender's commitment hereunder may not be increased without the consent of such Lender, it being understood, however, that increases in the total facility hereunder may be made with the consent of the holders of more than two-thirds of the aggregate total outstanding obligations of the Borrower to the Lenders under the Agreement, so long as such increase does not result in the increase of any non-consenting Lender's commitment hereunder.

         8.2 Application of Payments. Until the earlier of the occurrence of an Event of Default or any Lender's giving of notice to the others that it deems itself insecure, payments or prepayments made by the Borrower may be applied to the indebtedness designated by the Borrower or otherwise applied as follows:

                  (a) first, to pay interest to date on the revolving credit due under the Revolving Credit Agreement and fees due to the Lenders and holders of the Related Bank Debt;
                                       28

                  (b) second, to make payments due but unpaid under any of the Notes and Related Bank Debt; and

                  (c) third, pro rata to the Lenders, such pro rata share to be determined as set forth below in subsection
                           (bb) of this Section 8.2.

After the occurrence of an Event of Default or any Lender's giving of notice that it deems itself insecure, payments or prepayments on the Notes and Related Bank Debt received by FNB-O or any of the Lenders and funds realized upon the disposition of any of the Collateral shall be applied as follows:

                  (aa) first, to reimburse FNB-O for any costs, expenses, and disbursements (including attorneys' fees) which may be incurred or made by FNB-0: (i) in connection with its servicing obligations; (ii) in the process of collecting such payments or funds; or (iii) as advances made by FNB-O to protect the Collateral (provided, however, that FNB-O shall have no obligation to make such protective advances); and

                  (bb) second, pari passu among the Lenders, based on their respective pro rata shares of the funds to be applied. Each Lender's pro rata share shall be equal to a fraction, (x) the numerator of which shall be the total principal loan amount then outstanding which is owing to each such Lender under its Related Bank Debt, and (y) the denominator of which shall be the total principal loan amount then outstanding which is owning to the Lenders under all Related Bank Debt. As to any obligation of the Borrower to one or more Lenders under an interest rate protection contract, "principal loan amount then outstanding" shall mean, as of the date of determination by FNB-O of the Lenders' respective pro rata shares, the amount, if any, of the unpaid Interest Rate Protection Contract Amounts.

Except as specifically provided in this Section 8.2, FNB-O shall have no obligation to repay or prepay any amount due from the Borrower to any of the other Lenders nor shall FNB-O have any obligation to purchase all or a part of any Note hereunder or any Note evidencing any Related Bank Debt or any advance made by any Lenders, nor shall the Lenders have any recourse whatsoever against FNB-O with respect to any failure of the Borrower to repay the indebtedness referenced herein.

         8.3 Liability of FNB-O. FNB-O shall not be liable to the Lenders for any error of judgment or for any action taken or omitted to be taken by it hereunder, except for gross negligence or willful misconduct. Without limiting the generality of the foregoing, FNB-O, except as expressly set forth herein,
(a) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no representation or warranty with respect to, and shall not be responsible for, the accuracy, completeness, execution, legality, validity, legal effect or enforceability of this 1997 Term Credit Agreement, the Notes, the Related Loan Agreements or the Related Bank Debt or the other Operative Documents or the operative documents under any Related Bank

Debt or the value or sufficiency of any Collateral given by the Borrower or the priority of the Lenders' security interest therein or the financial condition of the Borrower; and (c) shall not be responsible for the performance or observance of any of the terms, covenants or conditions of the Operative Documents or the operative documents under any Related Bank Debt on the part of the Borrower and shall not have any duty to inspect the property (including, without limitation, the books and records) of the Borrower.

         8.4 Transfers. No Lender shall subdivide, transfer or grant a participation in its respective Notes or notes evidencing any Related Bank Debt, or in any advance hereunder or under any Related Bank Debt, without the prior written consent of FNB-O which consent shall not be unreasonably withheld. Notwithstanding the foregoing, Broadcast Partners shall be permitted to subdivide, transfer or grant a participation in its respective Notes to any of:
Pioneer Hi-Bred International, Inc., Farmland Industries, Inc., Illinois Agricultural Service Company, or the majority-owned or controlled subsidiaries or affiliates of any of them. For purposes of this Section 8.4, "Related Bank Debt" shall not include interest rate protection agreements.

         8.5 Reliance. The Lenders acknowledge that they have been advised that none of the Notes, the notes evidencing any Related Bank Debt nor any interest therein or related thereto has been (i) registered under the Securities Act of 1933, as amended, nor (ii) insured by the Federal Deposit Insurance Corporation. The Lenders acknowledge that they have received from the Borrower all financial information and other data relevant to their decision to extend credit to the Borrower and that they have independently approved the credit quality of the Borrower.

         8.6 Relationship of Lenders. The Lenders intend for the relationships created by this Agreement to be construed as concurrent direct loans from each Lender respectively to the Borrower. Nothing herein shall be construed as a loan from any Lender to FNB-O or as creating a partnership or joint venture relationship among them.

         8.7 New Lenders. In the event that new Lenders are added to this Agreement or to the Related Loan Agreements, such Lenders shall be required to agree to the inter-creditor provisions of this Article VIII.

         8.8      Broadcast  Partners.  As of the  closing  of the Second
Amendment on July 31, 1996, Broadcast Partners was removed from this Agreement as a party.

                           ARTICLE IX. MISCELLANEOUS

         9.1 Entire Agreement. This Agreement constitutes the entire Agreement between the parties hereto with respect to the subject matter hereof and may not be effectively amended, changed, modified or altered, except in writing executed by all parties. Notwithstanding the foregoing, it is understood that the purchase and sale transaction between the Borrower and Broadcast Partners is governed by the Purchase Agreement.

         9.2 Governing Law. The Operative Documents shall be governed by and construed pursuant to the laws of the State of Nebraska.

         9.3 Notices. Until changed by written notice from one party hereto to the other, all communications under the Operative Documents shall be in writing and shall be hand delivered or mailed by registered mail to the parties as follows:

                  If to the Borrower:

                           DATA TRANSMISSION NETWORK CORPORATION
                           Suite 200
                           9110 West Dodge Road
                           Omaha, Nebraska 68114
                           Attention:  Chief Financial Officer

                  If to the Lenders:

                           FIRST NATIONAL BANK OF OMAHA
                           One First National Center
                           Omaha, Nebraska  68102
                           Attention:  Mr. James P. Bonham

Notices shall be deemed given when mailed, except that any notice by the Borrower under Section 2.6 shall not be deemed given until received by FNB-O.

         9.4 Headings. The captions and headings herein are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Agreement.

         9.5   Counterparts.   This   Agreement   may  be  executed  in  several
counterparts and such counterparts together shall constitute one and the same instrument.

         9.6 Survival; Successors and Assigns. The covenants, agreements, representations and warranties made herein, and in the certificates delivered pursuant hereto, shall survive the execution and delivery to the Lenders of this Agreement and shall continue in full force and effect so long as any Note or any obligation to the Lenders under any of the Operative Documents is outstanding and unpaid. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of the Borrower which are contained in this Agreement shall bind the successors and assigns of the Borrower and shall inure to the benefit of the successors and assigns of the Lenders.

         9.7  Severability.   If  any  provision  of  this  Agreement  shall  be
prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         9.8 Assignment. The Borrower may not assign its rights or obligations hereunder and any assignment in contravention of the terms hereof shall be void.

         9.9 Amendments. Any amendment, modification or supplement to this Agreement must be in writing and must be signed by the parties hereto.

         IN WITNESS WHEREOF, the Borrower and the Lenders have caused this 1997 Term Credit Agreement to be executed by their duly authorized corporate officers as of the day and year first above written.

                                               DATA TRANSMISSION NETWORK
                                               CORPORATION



                                               By
                                                 -------------------------------
                                                 Title:

                                               FIRST NATIONAL BANK OF OMAHA




                                               By
                                                 -------------------------------
                                                 Title:






NOTICE: A credit Agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                               INITIALED:


                                               --------
                                               Borrower

                                               THE SUMITOMO BANK, LIMITED





                                               By
                                                 -------------------------------
                                                 Title:






NOTICE: A credit Agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                               INITIALED:


                                               --------
                                               Borrower

                                               FIRST NATIONAL BANK, WAHOO,
                                               NEBRASKA





                                               By
                                                 -------------------------------
                                                 Title:






NOTICE: A credit Agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                               INITIALED:


                                               --------
                                               Borrower

                                               NBD BANK





                                               By
                                                 -------------------------------
                                                 Title:






NOTICE: A credit Agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                               INITIALED:


                                               --------
                                               Borrower

                                               NORWEST BANK NEBRASKA, N.A.




                                               By
                                                 -------------------------------
                                                 Title:







NOTICE: A credit Agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                               INITIALED:


                                               --------
                                               Borrower

                                              MERCANTILE BANK OF ST. LOUIS, N.A.




                                              By
                                                 -------------------------------
                                                 Title:






NOTICE: A credit Agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                               INITIALED:


                                               --------
                                               Borrower

                                               FIRST BANK, NATIONAL ASSOCIATION




                                               By
                                                 -------------------------------
                                                 Title:






NOTICE: A credit Agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                               INITIALED:


                                               --------
                                               Borrower

                                               BANK OF MONTREAL




                                               By
                                                 -------------------------------
                                                 Title:





NOTICE: A credit Agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                               INITIALED:


                                               --------
                                               Borrower

                                               LASALLE NATIONAL BANK





                                               By
                                                 -------------------------------
                                                 Title:






NOTICE: A credit Agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                               INITIALED:


                                               --------
                                               Borrower

                                    EXHIBIT A



                          TO 1997 TERM CREDIT AGREEMENT
                                      among
                     DATA TRANSMISSION NETWORK CORPORATION,
                          FIRST NATIONAL BANK OF OMAHA,
                      FIRST NATIONAL BANK, WAHOO, NEBRASKA,
                                    NBD BANK,
                          NORWEST BANK NEBRASKA, N.A.,
                           THE SUMITOMO BANK, LIMITED,
                       MERCANTILE BANK OF ST. LOUIS, N.A.,
                        FIRST BANK, NATIONAL ASSOCIATION,
                                BANK OF MONTREAL
                                       and
                              LASALLE NATIONAL BANK






                                  FORM OF NOTES

                        SECURED BUSINESS PROMISSORY NOTE



Omaha, Nebraska                $
                                -------------------------------
May 3, 1996                                   December 31, 2002
(Note Date)                                   (Maturity Date)


         DATA TRANSMISSION   NETWORK   CORPORATION ("Maker")  promises  to  pay
to the order of (Lender") at the offices of First National Bank of Omaha in Omaha, Nebraska, the principal sum of . Interest on the unpaid principal balance shall be due on the last day of each month, beginning May 31, 1996. The principal sum shall become due and payable in seventy-two equal monthly installments, with the first such installment due on January 31, 1997, or if such day is not a Business Day, on the next succeeding Business Day, and subsequent installments due on the last day of each consecutive month thereafter, or, if such day is not a Business Day, on the next succeeding Business Day. In any event, the total amount of all unpaid principal and accrued interest hereunder shall be due and payable no later than December 31, 2002. All capitalized terms not defined herein shall have the meanings set forth in that certain 1996 Term Credit Agreement dated as of May 3, 1996 among Maker, Lender and others (the "Agreement".)

         Interest shall accrue on the principal outstanding through June 30, 1999, from time to time at the rate of % per annum; thereafter the interest rate for the balance of the term shall be set on June 30, 1999, at two percent (2.00%) above the yield on constant maturity Treasury Bonds with maturities of three years, as quoted for the immediately preceding Business Day in the applicable Release. Notwithstanding the foregoing, after an Event of Default has occurred interest shall accrue on the entire outstanding balance of principal and interest at a fluctuating rate equal to the Revolving Credit Rate, plus 4.00%. Interest shall be calculated on the basis of the actual number of days outstanding and a 360-day year. Interest shall continue to accrue on the full unpaid balance hereunder notwithstanding any permitted or unpermitted failure of the Borrower to make a scheduled payment or the fact that a scheduled payment day falls on a day other than a Business Day. If, any time during a Restricted Quarter (including, without limitation, during any period in such quarter prior to delivery of the Quarterly Compliance Certificate), the interest rate accruing on this Note is less than seven and one-half percent (7.50%), a "Trigger Event" shall be deemed to have occurred. Upon the occurrence of a Trigger Event, the Maker shall be obligated to pay the following fees: (i) three-eighths of one percent (.375%) of the outstanding principal balance of the Note as of the date preceding the Trigger Event, which amount shall be payable promptly upon invoicing; (ii) the same amount as computed in clause (i), payable on the six-month anniversary of the Trigger Event; and (iii) the same amount as computed in clause (i), payable on the twelve-month anniversary of the Trigger Event.

         Maker may prepay in full without penalty the unpaid balance hereunder, provided that the Borrower contemporaneously prepays in full all other Notes (as such term is defined in the Agreement), but only if such prepayment occurs on June 30, 1999 and the Borrower has given Lender at least 30 days prior written notice of its intention to make such prepayment. In the event of any other prepayment (regardless of whether such prepayment occurs before or after June 30, 1999), the Borrower shall pay to Lender, at Lender's option, either: (1) the Make-Whole Premium (as such term is defined in the Agreement) due in respect of such prepayment; or (2) a prepayment fee equal to one and one-half percent (1.50%) of the amount of such prepayment.


         Payment of this Note and the performance of Maker's obligations under the Agreement ("Obligations") are secured by a security interest granted to First National Bank of Omaha, as agent for the Lenders and others ("Agent"), under the Security Agreement in:

         All of Debtor's accounts, accounts receivable, chattel paper, documents, instruments, goods, inventory, equipment, general intangibles, contract rights, all rights of Debtor in deposits and advance payments made to Debtor by its customers and subscribers, accounts due from advertisers and all ownership, proprietary, copyright, trade secret and other intellectual property rights in and to computer software (and specifically including, without limitation, all such rights in DTN transmission computer software used in the provision of the Basic DTN Subscription Service and Farm Dayta Service to Debtor's subscribers) and all documentation, source code, information and works of authorship pertaining thereto, all now owned or hereafter acquired and all proceeds and products thereof; and

such additional collateral as is more specifically described in the Security Agreement.

         Maker's liability under its Obligations shall not be affected by any of the following:

                  Acceptance or retention by Lender or Agent of other property or interests as security for the Obligations, or for the liability of any person other than a Maker with respect to the Obligations;

                  The release of all or any of the Collateral or other security for any of the Obligations to any Maker;

                  Any release, extension, renewal, modification or compromise of any of the Obligations or the liability of any obligor thereon; or

                  Failure by Lender or Agent to resort to other security or any person liable for any of the Obligations before resorting to the Collateral.

         Neither Lender nor Agent is required to take any action whatsoever in respect of the Collateral. Impairment or destruction of the Collateral shall not release Maker of its liability hereunder.

         Maker represents, warrants and covenants as follows:

         Maker is authorized to grant to Agent a security interest in the Collateral;

         This Note, the Agreement and the Security Agreement have been duly authorized, executed and delivered by the Maker and constitute legal, valid and binding obligations of Maker;

         This Note evidences a loan to acquire substantially all of the assets of Broadcast Partners, a general partnership, with its principal place of business at 11274 Aurora Avenue, Des Moines, Iowa 50322; and

         Maker agrees to pay all costs of collection in connection with this Note, the Agreement and the Security Agreement, including reasonable attorneys' fees and legal expenses.

         Upon the failure of Maker to make any payment of principal or interest when due hereunder or the occurrence of any Event of Default, all of the Obligations shall, at the option of Agent and without notice or demand, mature and become immediately due and payable; and Agent shall have all rights and remedies for default provided by the Uniform Commercial Code, any other applicable law and/or the Obligations.

         All costs and expenses incurred by Lender or Agent in enforcing its rights under this Note or any mortgage, endorsement, surety Agreement, guaranty relating thereto are the obligation of Maker and are immediately due and payable. Interest shall accrue on such costs and expenses from the date of incurrence at the rate specified herein for delinquent Note payments. Each Maker, endorser, surety and guarantor hereby waives presentment, protest, demand, notice of dishonor, and the defense of any statute of limitations.

         Without affecting the liability of any Maker, endorser, surety or guarantor, the holder or Agent may, without notice, renew or extend the time for payment, accept partial payments, release or impair any Collateral or other security for the payment of this Note or agree to sue any party liable on it.

         Neither Lender nor Agent shall be deemed to have waived any of its rights upon or under this Note, or under any mortgage, endorsement, surety agreement or guaranty, unless such waivers be in writing and signed by Lender or Agent, as the case may be. No delay or omission on the part of Lender or Agent in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of Lender or Agent on liabilities or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly or concurrently.

         Maker, if more than one, shall be jointly and severally liable hereunder and all provisions hereof regarding the liabilities or security of Maker shall apply to any liability or any security of any or all of them. This

Note shall be binding upon the heirs, executors, administrators, assigns or successors of Maker; shall constitute a continuing Agreement, applying to all future as well as existing transactions, whether or not of the character contemplated at the date of this Note, and if all transactions between Lender and Maker shall be at any time closed, shall be equally applicable to any new transactions thereafter, provided that Lender's interest in the Collateral shall be limited to the extent provided in the Security Agreement; shall benefit Lender, its successors and assigns; and shall so continue in force notwithstanding any change in any partnership party hereto, whether such change occurs through death, retirement or otherwise.


         All obligations of Maker hereunder shall be payable in immediately available funds in lawful money of the United States of America at the principal office of First National Bank of Omaha in Omaha, Nebraska or at such other address as may be designated by Bank in writing.

         This Note shall be construed according to the laws of the State of Nebraska.

         Unless the content otherwise requires, all terms used herein which are defined in the Uniform Commercial Code shall have the meanings therein stated.

         Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Executed as of this 3rd day of May, 1996.

                                             DATA TRANSMISSION NETWORK
                                                CORPORATION


                                             By:
                                                --------------------------------
                                             Title:
                                                   -----------------------------


                                                                  PROMISSORY NOTE SCHEDULE


                                                           Loan Advances and Payments of Principal

                                                            DATA TRANSMISSION NETWORK CORPORATION


REVOLVING NOTE ADVANCES AND PAYMENTS:


                                          Amount of                                        Unpaid
                     Amount             Principal Paid              Amount of             Principal         Notation
Date              of Advance             or Prepaid               Interest Paid            Balance           Made By
----              ----------            ---------------           -------------           ---------         ---------



TERM NOTE:


Date of Conversion:
                   ------------------------------
Amount Due at Date of Conversion:
                                 ----------------


    Fixed Rate Notice Date:                    Fixed Rate:
                           -----------------              ----------------%


                                          Amount of                                         Unpaid
                    Amount              Principal Paid              Amount of             Principal        Notation
Date              of Payment               or Prepaid             Interest Paid            Balance          Made By
----              ----------            --------------            -------------           ---------        ---------


                                    EXHIBIT B


                          TO 1997 TERM CREDIT AGREEMENT
                                      among
                     DATA TRANSMISSION NETWORK CORPORATION,
                          FIRST NATIONAL BANK OF OMAHA,
                      FIRST NATIONAL BANK, WAHOO, NEBRASKA,
                                    NBD BANK,
                          NORWEST BANK NEBRASKA, N.A.,
                           THE SUMITOMO BANK, LIMITED,
                       MERCANTILE BANK OF ST. LOUIS, N.A.,
                        FIRST BANK, NATIONAL ASSOCIATION,
                                BANK OF MONTREAL
                                       and
                              LASALLE NATIONAL BANK






                              OFFICER'S CERTIFICATE

                             COMPLIANCE CERTIFICATE

                      DATA TRANSMISSION NETWORK CORPORATION


First National Bank of Omaha                 Date
                                                 -----------------------
Attn:  James Bonham
16th & Dodge Streets
Omaha, Nebraska 68102

I certify that Data Transmission Network Corporation is in compliance with the requirements set forth in the 1996 Term Credit Agreement restated as of December 27, 1996 among Data Transmission Network Corporation, First National Bank of Omaha, First National Bank, Wahoo, Nebraska, NBD Bank, Norwest Bank Nebraska, N.A., The Sumitomo Bank, Limited, Mercantile Bank of St.
Louis, N.A., First Bank, National Association, Bank of Montreal and LaSalle National Bank.

The following calculations are as of                     (statement date) as
                                    ---------------------
required by section 5.1(d) of said Agreement:

Evaluations:

Total Indebtedness (TI):         $
                                  -----------------------

Operating Cash Flow:         most recent month    previous month
                             ending               ending
                                   -----------          ---------

    Net Income (loss)        -----------------    ---------------
    Interest Expense         -----------------    ---------------
    Depreciation             -----------------    ---------------
    Goodwill Amortization    -----------------    ---------------
    Deferred Income Taxes    -----------------    ---------------
    Non-Ordinary Non-Cash
       Charges (Credits)     -----------------    ---------------

    Total                a)  ----------------- b) ---------------

    Operating Cash Flow = OCF = (a+b)/2 =
                                          ------------------
Leverage Ratio (TI/OCF):
                        ------------------

Section 2.2


 . Trigger Fee:                If Total Indebtedness is greater than 36 times the
                              Operating Cash Flow, then a one time fee is due, paid in three installments of 3/8% of the then outstanding principal balances, on any of Notes which have an interest rate less than 7.5%.

    Position:                 A Trigger Event  has/has not occurred.

Section 5.3

 . Net  Worth:                 A minimum Net Worth (exclusive  of subordinated
                              debt) of $23,500,000 plus fifty percent (50%) of the net income (but not losses) of the Borrower for each fiscal year, commencing with the fiscal year beginning January 1, 1997; provided, however, solely for purposes of determining compliance with the provisions of this Section 5.3, "Net Worth" shall not include subordinated debt.

    Position:                 Minimum Net Worth (exclusive of subordinated
                              debt)= $             .
                                      -------------

                              Net Income        Year Ending       Addition (50%)
                              ----------        -----------       --------------
                              $                  12/31/97         $
                                                                   -------------

                                                                   -------------

                              Total Minimum Net Worth:            $
                                                                   -------------

                              Total Net Worth (exclusive of subordinated
                              debt)                               $
                                                                   -------------

Section 5.4

 .   Indebtedness:             At no time will Total Indebtedness exceed 48 x OCF

    Position:                 (48 x OCF)  -  Total Indebtedness  =
                                          -               =
                               ---------     -----------     ------------

 .   Total                     At no time will Adjusted Total Indebtedness

    Indebtedness              exceed 60 x OCF
    plus
    subordinated
    debt plus
    guaranty
    contingencies
    (Adjusted
    Total
    Indebtedness or
    ATI):

    Position:                 Adjusted Total Indebtedness = $
                                                             --------------
                              (60 x OCF) - (ATI) = $
                                                    -----------------
Section 5.7

 .   Distributions:            Neither the Borrower nor any Subsidiary shall
                              declare any dividends (other than dividends payable in stock of the Borrower or dividends or distributions from any consolidated Subsidiary) or make any cash distribution in respect of any shares of its capital stock or warrants of its capital stock, without the prior written consent of the Lenders; provided that the Borrower need not obtain the Lenders' consent. With respect to dividends in any one (1) year which are in the aggregate less than 25% of the Borrower's Net Operating Profit After Taxes on the previous four
                              (4) quarters, as reported to the Lenders pursuant to Section 5.1.

 .   Position:                 Net Operating Profit
                              After Taxes for
                              last four (4) quarters           =
                                                                  --------------

                                                                          x  .25

                              Available for dividends
                              or distributions in the most
                              recent quarter plus the
                              Prior three (3) quarters         =
                                                                  --------------
                              Dividents and distributions (excluding dividends payable solely in stock of the Borrower and distributions from consolidated Subsidiaries) declared or paid in the most recent quarter plus the prior three
                              (3) quarters                     =
                                                                 ---------------

                              The  Borrower   [is/is  not]  in  compliance  with
                              Section 5.7.



Section 5.15

 .   Interest                  The ratio of OCF to Interest Expense ("IE")
    Coverage:                 at the end of each quarter will not be less than
                              2.25 to 1.0 (225%).

    Position:                 OCF = $
                                     -------------
                              IE = $
                                     -------------
                              OCF/IE =            %
                                       -----------
Section 5.19

 .   Capital                   The Borrower shall not make capital expenditures
    Expenditures:             (other than permitted earning  assets  specified
                              in Section 5.19) in any fiscal year, commencing with the fiscal year beginning January 1, 1997, in excess of $1,000,000

   Position:                  Capital Expenditures this fiscal year = $
                                                                       --------.

                              The Borrower  [is/not] in compliance  with Section
5.19.

Section 5.20

 .  Acquisitions:              The Borrower shall not make  acquisitions  which
                              in the aggregate exceed $6,000,000 except certain permitted unlimited acquisitions.

   Position:                  Acquisitions  (other  than  permitted  unlimited
                              acquisitions)  in the  aggregate  since  the date
                              of this Agreement = $
                                                   -----------.

                                                                      Principal
                                                        Acquired      Place of          Line of
                              Date         Amount       Company       Business          Business
                              ----         ------       --------      ---------         --------



                              The  Borrower   [is/is  not]  in  compliance  with
                              Section 5.20.

Additional Representations:

    There have/have not been any sale(s) of assets which would require prepayment of the Notes under Section 5.2.

    There has/has not been:


          (i) a Change of Control or a material adverse change in management personnel as defined in Section 5.14 of the

                    Agreement; or

         (ii) a default under Section 7.1(j) or 7.1(l) regarding a change in ownership or control of the Company.

        (iii)         an indemnity claim by Broadcast Partners under
                      Section 7.1(m).


Name of Borrower:     Data Transmission Network Corporation

Signature:
                      --------------------------------------

Title:
                      --------------------------------------

                                   SCHEDULE A


                          TO 1997 TERM CREDIT AGREEMENT
                                      among
                     DATA TRANSMISSION NETWORK CORPORATION,
                          FIRST NATIONAL BANK OF OMAHA,
                      FIRST NATIONAL BANK, WAHOO, NEBRASKA,
                                    NBD BANK,
                          NORWEST BANK NEBRASKA, N.A.,
                           THE SUMITOMO BANK, LIMITED,
                       MERCANTILE BANK OF ST. LOUIS, N.A.,
                        FIRST BANK, NATIONAL ASSOCIATION,
                                BANK OF MONTREAL
                                       and
                              LASALLE NATIONAL BANK




                             PERMITTED ENCUMBRANCES


Secured Party                                             Financing Statements

Nebraska Secretary of State
---------------------------
First National Bank of Omaha                         12/28/87           #401690
                                                     10/13/92           #564918               Amendment
                                                     11/13/92           #568176               Continued
First National Bank of Omaha, as agent                 5/8/96           #691938               Amendment

FirsTier, Lincoln                                     6/24/87           #384782
First National Bank of Omaha                          2/03/88           #405477               Amendment
First National Bank, Wahoo                            5/28/92           #553205               Continued
NBD, Detroit                                         10/13/92           #564919               Amendment
                                                      2/05/93           #576038               Amendment
                                                     11/10/93           #603168               Amendment
First National Bank of Omaha, as agent                 5/8/96           #691936               Amendment

FirsTier, Lincoln                                     2/10/88           #406144
First National Bank of Omaha                         10/13/92           #564917               Amendment
First National Bank, Wahoo                            1/07/93           #572981               Continued

                                       55

                                     - 235 -

NBD, Detroit                                          2/05/93           #576039               Amendment
                                                     11/10/93           #603169               Amendment
First National Bank of Omaha, as agent                 5/8/96           #691937               Amendment

First Bank of Minneapolis                            11/25/91           #534665
 (Norstan)                                            8/24/92           #561090               Assignment


Douglas County Clerk, Nebraska
------------------------------

FirsTier, Lincoln                                     2/11/88           #000534
First National Bank of Omaha                         10/15/92           #000534               Amendment
First National Bank, Wahoo                            1/08/93           #0000054              Continued
NBD, Detroit                                          2/05/93           #000253               Amendment
                                                     11/17/93           #54                   Amendment
First National Bank of Omaha, as agent                 5/ /96                                 Amendment


Iowa Secretary of State
-----------------------

FirsTier, Lincoln                                     2/10/88           H842023
First National Bank of Omaha                         10/15/92           K395184               Amendment
First National Bank, Wahoo                            1/08/93           K424887               Continued
NBD, Detroit                                          2/08/93           K434908               Amendment
                                                     11/15/93           K503145               Amendment
First National Bank of Omaha, as agent                 5/6/96            K734148              Amendment

Kansas Secretary of State
--------------------------

FirsTier, Lincoln                                     2/10/88           #1286572
First National Bank of Omaha                         10/15/92           #1842986              Amendment
First National Bank, Wahoo                            1/08/93           #1868482              Continued
NBD, Detroit                                          2/11/93           #1879069              Amendment
                                                     11/12/93           #1964342              Amendment
First National Bank of Omaha, as agent                7/18/96           #2265201              Amendment


Illinois Secretary of State
---------------------------

FirsTier, Lincoln                                     3/18/88           #2402370
First National Bank of Omaha                         10/21/92           #3043202              Amendment
First National Bank, Wahoo                            2/11/93           #3084199              Amendment
NBD, Detroit                                          2/25/93           #3089132              Continued
                                                     12/09/93           #3197498              Amendment
First National Bank of Omaha, as agent                 7/9/96            #3562627             Amendment

                                       56

                                     - 236 -

Michigan Secretary of State
---------------------------

FirsTier, Lincoln                                     2/12/88           #C034473
First National Bank of Omaha                         10/16/92           #C646856              Amendment
First National Bank, Wahoo                            1/08/93           #C672590              Continued
NBD, Detroit                                          3/01/93           #C689434              Amendment
                                                     11/15/93           #C778208              Amendment
First National Bank of Omaha, as agent                 7/8/96           #D128002              Amendment


Wisconsin Secretary of State
----------------------------

FirsTier, Lincoln                                     2/18/88           #968701
First National Bank of Omaha                         10/21/92           #1309942              Amendment
First National Bank, Wahoo                           01/15/93           #1326550              Continued
NBD, Detroit                                          2/08/93           #1331412              Amendment
                                                     11/23/93           #1393268              Amendment
First National Bank of Omaha, as agent                7/23/96           #1602740              Amendment


Indiana Secretary of State
--------------------------

FirsTier, Lincoln                                     2/11/88           #1454192
First National Bank of Omaha                         10/21/92           #1808780              Amendment
First National Bank, Wahoo                            1/11/93           #1822115              Continued
NBD, Detroit                                          2/08/93           #1827451              Amendment
                                                     11/12/93           #1878806              Amendment
First National Bank of Omaha, as agent                 7/9/96           #2065412              Amendment


Minnesota Secretary of State
----------------------------

FirsTier, Lincoln                                     2/17/88           1#121648#00
First National Bank of Omaha                         10/16/92           #1537269              Amendment
First National Bank, Wahoo                           01/19/93           #1557397              Continued
NBD, Detroit                                          2/08/93           #1562125              Amendment
                                                     11/23/93           #1632156              Amendment
First National Bank of Omaha, as agent                 9/5/96            #1875684             Amendment


South Dakota Secretary of State
-------------------------------

FirsTier, Lincoln                                     2/10/88           880410802864
First National Bank of Omaha                         10/16/92           #22901003596          Amend.

                                       57

                                     - 237 -

First National Bank, Wahoo                            1/08/93           #30081001734          Cont.
NBD, Detroit                                          2/09/93           #30391203308          Amend.
                                                      11/22/93          #33261003899          Amend.
First National Bank of Omaha, as agent                  7/8/96          #961900902562         Amend.


Missouri Secretary of State
---------------------------

FirsTier, Lincoln                                     2/11/88           #1555991
First National Bank of Omaha                         10/16/92           #2184193              Amendment
First National Bank, Wahoo                            1/08/93           #2212473              Continued
NBD, Detroit                                          2/08/93           #2224113              Amendment
                                                     11/15/93           #2331876              Amendment
First National Bank of Omaha, as agent                 7/8/96           #2684601              Amendment


Ohio Secretary of State
-----------------------

FirsTier, Lincoln                                     2/12/88           #Y00095612
First National Bank of Omaha                         10/19/92           #01097336             Amendment
First National Bank, Wahoo                            1/11/93           #01119343901          Cont.
NBD, Detroit                                          2/09/93           #02099338901          Amend.
                                                     11/12/93           #1129331801           Amendment
First National Bank of Omaha, as agent                 7/9/96           #07099607117          Amendment


Kentucky Secretary of State
----------------------------

First National Bank of Omaha                         11/12/93           134318
First National Bank of Omaha, as agent                7/23/96                                 Amendment


Pennsylvania Department of State
--------------------------------

First National Bank of Omaha                         11/12/93           22571277
First National Bank of Omaha, as agent                 7/8/96           25631529              Amendment


Oklahoma Secretary of State
---------------------------

First National Bank of Omaha                         11/12/93           059782
First National Bank of Omaha, as agent                 7/8/96           035257                Amendment

                                       58

                                     - 238 -

Mississippi Secretary of State
------------------------------


First National Bank of Omaha                         11/12/93           0756092--
First National Bank of Omaha, as agent                 7/8/96           01015782              Amendment

Colorado Secretary of State
---------------------------

First National Bank of Omaha                         11/12/93           932082461
First National Bank of Omaha, as agent                 7/8/96           962051575             Amendment

California Secretary of State
-----------------------------

First National Bank of Omaha                         11/12/93           93229491
First National Bank of Omaha, as agent                 7/5/96           96191C0067            Amendment


Washington Secretary of State
-----------------------------

First National Bank of Omaha                         11/15/93           933190075
First National Bank of Omaha, as agent                 7/5/96           96-187-9060           Amendment


Montana Secretary of State
--------------------------

First National Bank of Omaha                         11/15/93           419540
First National Bank of Omaha, as agent                 7/8/96           419540                Amendment


Arizona Secretary of State
--------------------------

First National Bank of Omaha                         11/15/93           765359
First National Bank of Omaha, as agent                 7/8/96           765359                Amendment


North Carolina Secretary of State
---------------------------------

First National Bank of Omaha                         11/15/93           050742
First National Bank of Omaha, as agent                 7/8/96           1357308               Amendment


North Dakota Secretary of State
-------------------------------

First National Bank of Omaha                         11/16/93           93-380331
First National Bank of Omaha, as agent                 7/8/96           96-608985             Amendment


                                       59

                                     - 239 -

Florida Secretary of State
--------------------------

First National Bank of Omaha                         11/17/93           930000236992
First National Bank of Omaha, as agent                7/10/96           960000142090          Amendment


Texas Secretary of State
------------------------

First National Bank of Omaha                         11/29/93           227591--
First National Bank of Omaha, as agent                 7/8/96            96683548              Amendment


Alabama Secretary of State
--------------------------

First National Bank of Omaha, as agent                6/27/95           B-95-26462FS
                                                      7/19/96               95-26462          Amendment


Arkansas Secretary of State
---------------------------

First National Bank of Omaha, as agent                6/29/95           968722
                                                      7/10/96           968722                Amendment


New York Secretary of State
----------------------------

First National Bank of Omaha, as agent                6/26/95           130246
                                                       7/8/96           532973                Amendment

                                       60

                                     - 240 -